                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT /X/       FILED BY A PARTY OTHER THAN THE REGISTRANT / /

--------------------------------------------------------------------------------

Check the appropriate box:
/ / Preliminary Proxy Statement
/X/ Definitive Proxy Statement
/ / Definitive Additional Materials
/ / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12 / / Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                          Boston Private Bancorp, Inc.
                (Name of Registrant as Specified In Its Charter)

                          Boston Private Bancorp, Inc.
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
/X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
    Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule
    14a-6(i)(3).
/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
       Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

--------------------------------------------------------------------------------

                          BOSTON PRIVATE BANCORP, INC.

                         ANNUAL MEETING OF STOCKHOLDERS

                           MAY 15, 1996 AT 2:00 P.M.

Notice to: Stockholders of BOSTON PRIVATE BANCORP, INC.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Meeting") of Boston Private Bancorp, Inc. (the "Company") will be held at the office of the Corporation at Ten Post Office Square, Boston, Massachusetts, on Wednesday, May 15, 1996, at 2:00 p.m., for the following purposes:

          1. To elect three (3) Class II Directors of the Company; and

          2. To consider and act upon any other matter which may properly come before the Meeting, or any adjournment or postponement thereof.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned, or to which the Meeting may be postponed.

     The Board of Directors has authorized that the close of business on March 15, 1996, be fixed as the record date for determining the stockholders entitled to notice of and to vote at the Meeting, or any adjournments or postponements thereof.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, YOU ARE REQUESTED TO COMPLETE AND TO SIGN THE ENCLOSED PROXY CARD, WHICH IS SOLICITED BY THE BOARD OF DIRECTORS, AND TO MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE. ANY PROXY MAY BE REVOKED BY DELIVERY OF A LATER DATED PROXY. STOCKHOLDERS OF RECORD WHO ATTEND THE MEETING MAY VOTE IN PERSON BY NOTIFYING THE CLERK, EVEN IF THEY HAVE PREVIOUSLY DELIVERED A PROXY.
                                          By Order of the Board Of Directors

                                          ANA E. STEELE
                                           Clerk

Boston, Massachusetts
Dated: March 29, 1996

                          BOSTON PRIVATE BANCORP, INC.
                             TEN POST OFFICE SQUARE
                          BOSTON, MASSACHUSETTS 02109

                             ---------------------

                                PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                     TO BE HELD ON WEDNESDAY, MAY 15, 1996

                             ---------------------

                                    GENERAL

     This Proxy Statement (the "Proxy Statement") is furnished to the stockholders of Boston Private Bancorp, Inc., a Massachusetts corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board of Directors") from holders of the outstanding shares of the common stock, par value $1.00 per share (the "Common Stock"), of the Company for use at the Annual Meeting of Stockholders of the Company to be held on May 15, 1996, at 2:00 p.m., Boston time, at the Company's principal executive offices located at Ten Post Office Square, Boston, Massachusetts 02109 (the "Meeting"), and at any adjournment or postponement thereof, for the purposes set forth herein.

     The Notice of Annual Meeting of Stockholders and the accompanying proxy are first being sent to stockholders on or about March 29, 1996.

     The shares represented by the enclosed proxy will be voted as specified therein if the proxy is properly executed and received prior to the Meeting and not properly revoked. If a properly executed proxy is submitted and no instructions are given, the proxy will be voted FOR the election of the nominees to the Board of Directors. In accordance with Securities and Exchange Commission rules, boxes and designated space are provided on the enclosed proxy card for stockholders to mark if they wish either to vote "for" or to "withhold authority" to vote for one or more of the Company's nominees for directors. It is not anticipated that any matters other than those set forth in this Proxy Statement will be presented at the Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

     A stockholder of record may revoke a proxy by filing an instrument of revocation with Boston Private Bancorp, Inc., Ten Post Office Square Boston, Massachusetts 02109, Attention: Clerk, by filing a duly executed proxy bearing a later date or by appearing in person at the Meeting and withdrawing the proxy.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                               VOTING AND QUORUM

     The Board of Directors of the Company has fixed the close of business on March 15, 1996, as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Meeting. At the Record Date 5,783,254 shares of Common Stock were outstanding and entitled to vote at the Meeting and there were approximately 600 stockholders of record.

     The holders of each share of Common Stock outstanding as of the close of business on the Record Date shall be entitled to notice of, and to vote at, the Meeting, or any adjournment or postponement thereof. Transferees after such date will not be entitled to vote at the Meeting. Each holder of Common Stock is entitled to one vote for each share held of record for each matter properly submitted at the Meeting. The presence, in person or by proxy, of at least a majority of the total number of outstanding shares of Common Stock is necessary to constitute a quorum for the transaction of business at the Meeting. Abstentions, votes withheld for director nominees and "broker non-votes" (that is, shares represented at the meting which are held by a broker or nominee and as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker or nominee does not have discretionary voting power) shall be treated as shares that are present and entitled to vote with respect to such matters for purposes of determining whether a quorum is present. With respect to the election of directors, the by-laws of the Company (the "By-laws") provide that such election shall be determined by a plurality of votes cast by stockholders and thus shares represented by a proxy that withholds authority to vote for a particular nominee or nominees and broker non-votes will have no effect on the outcome of voting for the election of directors.

                                 ANNUAL REPORT

     All holders of record are being sent herewith a copy of the Company's 1995 Annual Report, which contains audited financial statement of the Company for the fiscal year ended December 31, 1995, and a copy of the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 1995, as filed with the Securities and Exchange Commission on March 29, 1996. These reports, however, are not part of the proxy soliciting material.

                                 PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

     The Board of Directors of the Company consists of thirteen members and is divided into three classes, with each class elected to three year terms. One class of directors is elected by the Company's stockholders at each annual meeting. At the Meeting, three (3) Class II Directors will be elected to serve until the 1999 annual meeting or until their successors are duly elected and qualified, or until their death, resignation or removal. The Board of Directors has nominated Peter C. Bennett, E. Christopher Palmer and Robert A. Radloff for re-election as Class II Directors. Each nominee has agreed to continue to serve as a director, if re-elected. If any nominee shall become unavailable for any reason, all proxies will be voted for the election of such other person as the Board of Directors may recommend.

     Unless otherwise instructed, the persons named in the proxy will vote the shares to which the proxy relates FOR the election of the nominees to the Board of Directors.

     THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE RE-ELECTION OF THE THREE NOMINEES OF THE BOARD OF DIRECTORS AS CLASS II DIRECTORS OF THE COMPANY.

                        INFORMATION REGARDING DIRECTORS

INCUMBENT DIRECTORS

     The following table sets forth certain information regarding the directors of the Company, including the nominees for re-election at the Meeting as Class
II Directors, based on information furnished by them to the Company:
                                                                                    DIRECTOR
                                                                              AGE   SINCE(1)
                                                                              ---   --------
    CLASS I -- TERM EXPIRES 1998
    John M. Barry........................................  Boston, MA         50      1987
    Eugene S. Colangelo..................................  Westborough, MA    48      1987
    Michael M. Davis, Esq.(3)............................  Newton, MA         55      1995
    Eugene F. Rivers, 3rd................................  Dorchester, MA     46      1991
    Allen Sinai(3).......................................  Boston, MA         57      1995

    CLASS II -- TERM EXPIRES 1996
    Peter C. Bennett(2)..................................  Hingham, MA        57      1986
    E. Christopher Palmer(2).............................  Weston, MA         54      1986
    Robert A. Radloff(2).................................  Boston, MA         48      1993

    CLASS III -- TERM EXPIRES 1997
    Herbert S. Alexander.................................  Westborough, MA    54      1991
    Kate S. Flather......................................  Concord, MA        54      1994
    Lynn Thompson Hoffman................................  Brookline, MA      47      1994
    Timothy L. Vaill.....................................  Andover, MA        54      1993
    Charles O. Wood, III.................................  Chambersburg, PA   57      1989

---------------
(1) Includes service as a director of the Bank prior to the formation of the holding company structure in 1988.

(2) Nominee for re-election.

(3) The Board of Directors elected Messrs. Davis and Sinai to serve as Class I directors of the Company for a three-year term commencing June 1, 1995.

     The principal occupation and business experience during the last five (5) years of each director is set forth below:

     Herbert S. Alexander. Mr. Alexander is founder and managing partner of Alexander, Aronson, Finning & Co., P.C., a firm of certified public accountants established in 1973. He serves on the Boards of the Massachusetts Easter Seal Society and Combined Health Appeal of Central Massachusetts, the Alumni Board of Boston University School of Management and the Board of Directors of the Massachusetts Society of Certified Public Accountants.

     John M. Barry. Mr. Barry has been Chairman, Chief Executive Officer and Treasurer of Amcare Medical Services, Inc., a home health care company headquartered in Newton, Massachusetts, since prior to 1991. He is also President of Cohasset Heights, Ltd., a sanitary landfill facility located in Cohasset, Massachusetts. Formerly, Mr. Barry was co-owner of Barry Bros., Inc., the second largest commercial solid waste hauling company in Massachusetts. Mr. Barry is Chairman of the Carol A. Barry Foundation, Inc., a foundation established for the education and early detection of breast cancer and is the President and serves on the Board of Directors of the Newton Boys & Girls Club.

     Peter C. Bennett. Mr. Bennett is a Director and Executive Vice President of State Street Research & Management Company where he has been a senior executive since 1984. Mr. Bennett is the Chief Investment Officer -- Equities and Head of the Equity Group. He is Chairman of the Board of Directors of Christian Camps & Conferences, Inc., Boston, Massachusetts, and is Chairman of the Board of Trustees of Gordon College where he also acts as Chairman of the Investment Committee.

     Eugene S. Colangelo. Mr. Colangelo is currently Chairman of the Board of Julio Enterprises and has served as such since the early 1980's. Julio Enterprises, a conglomerate headquartered in Westborough, Massachusetts, is engaged in operating numerous businesses including supermarkets, a newspaper, retail liquor stores and a commercial and residential real estate business. Mr. Colangelo also is an elected member of the Star Market Wholesale Advisory Group.

     Michael M. Davis, Esq. Mr. Davis is a tax partner with the law firm of Sullivan & Worcester. He specializes in representing closely held businesses and developers and owners of real estate with respect to business matters, income tax and estate planning. He also represents individuals and families with substantial net worth represented by liquid assets or restricted securities.

     Kate S. Flather. Ms. Flather is President of the Massachusetts Society for the Prevention of Cruelty to Children with which she has been affiliated since 1980. She serves as a Governor's appointee to the Statewide Advisory Council of The Office for Children and as trustee of the Concord Museum. Ms. Flather previously served as administrative aide to Senator John Sparkman of Alabama and as a Trust Administrator of the New England Merchants National Bank.

     Lynn Thompson Hoffman. Mrs. Hoffman is the Founder and Principal of the Atherton Companies, an investment management firm specializing in the financing, acquisition, development and management of historic real estate equities. Mrs. Hoffman has served as such since 1983. She is President of the Shirley-Eustis House Association, Founder and President of the Endowment for Children in Crisis, Inc. and Trustee of the Children's Advocacy Center of Suffolk County, Inc.

     E. Christopher Palmer. Mr. Palmer is a Certified Public Accountant and founder and principal of his own tax and financial advisory firm since 1977. Mr. Palmer currently serves as Director, Chairman of the Audit Committee and member of the Compensation Committee of Boston Life Sciences, Inc., a Director of Coastal International, Inc. and a Trustee of two private foundations.

     Robert A. Radloff. Mr. Radloff is a private investor who resides in Boston, Massachusetts. From 1976 until 1991 Mr. Radloff was a senior executive of The Boston Company Real Estate Counsel, Inc., an investment advisory firm and wholly owned subsidiary of The Boston Company, Inc. He serves on the Board of Directors of each of the Massachusetts Cultural Council, First Night, Inc., Friends of the Public Garden and Friends of Vieilles Maisons Francaises, Inc. Additionally, he is Chairman of the Overseers of the Isabella Stewart Gardner Museum, an Overseer of WGBH Educational Foundation as well as Children's Hospital, and he is a Member of the American Society of Real Estate Counselors, and a Member of the Visiting Committee of the Department of European Decorative Arts and Sculpture, Museum of Fine Arts, Boston.

     Eugene F. Rivers, 3rd. Mr. Rivers is Pastor of the Azusa Christian Community Church in Dorchester, Massachusetts, where since 1984 he has been dedicated to serving Boston's low-income African-American communities. Mr. Rivers was educated at Harvard University and is on the faculty of Harvard Divinity School. He is a Director of the Seymour Institute for Advanced Christian Studies and serves as a member of the Board of Directors of Bread for the World, I Have a Dream, Boston, and the Massachusetts Bible Society.

     Dr. Allen Sinai. In 1983, Dr. Sinai joined Lehman Brothers, where he is Managing Director and Chief Global Economist, and the Director of Lehman Brothers Global Economics. He is responsible for the Firm's forecasts and analyses of the U.S. and international economies and financial markets and the interpretation and application of this information for decision makers in financial institutions, corporations and government. Dr. Sinai is Adjunct Professor of Economics and Finance in the Lemberg Program of International Economics and Finance at Brandeis University. He is a past President and Fellow of the Eastern Economic Association and a Member of the Executive Committee, Western Economic Association. He is a member of and contributor to the National Bureau of Economic Research-National Science Foundation Model Comparison Seminar. Additionally, he is Chairman of The Committee on Developing American Capitalism., a member of the Time Magazine Board of Economists and a member of the Advisory Board of AYCO Asset Management Company.

     Timothy L. Vaill. Mr. Vaill is President and Chief Executive Officer of the Company. Prior to joining the Company in 1993, he was a Senior Consultant at Fidelity Investments during 1991 and 1992. Previously, Mr. Vaill spent 18 years at The Boston Company where he assumed various executive positions including President of Boston Safe Deposit & Trust Company. He is Chairman of the Board of Trustees of Bay State College, Overseer of New England Medical Center Hospital, a Trustee of the New England Aquarium, a Director of Schreiber Corporation in Birmingham, Alabama, a Trustee of the USS Constitution Museum, and formerly a Trustee of the Hyams Foundation.

     Charles O. Wood, III. Mr. Wood joined the Board of the Company in June 1990 and was elected Chairman of the Board on December 18, 1991. He is a private investor who resides in Chambersburg, Pennsylvania. Until his resignation in June 1988, Mr. Wood was a member of the Board of Directors of Valley Bank & Trust Company (Chambersburg, PA) and of its holding company. Mr. Wood is presently trustee of the Henry Francis du Pont Winterthur Museum, the Isabella Stewart Gardner Museum and Bank of Boston Celebrity Series. He is a Director of JLG Industries, a public company engaged in the manufacturing and marketing of aerial lift platforms located in McConnellsburg, Pennsylvania. A venture capital investor, Mr. Wood also serves on the boards of directors of several early-stage businesses.

BOARD OF DIRECTORS MEETINGS

     The Board of Directors of the Company held thirteen (13) meetings during 1995. The Board of Directors of the Company's sole subsidiary, Boston Private Bank & Trust Company (the "Bank"), the meetings of which are scheduled to coincide with those of the Company, held twelve (12) meetings during 1995. All incumbent Directors attended at least 75% of the aggregate number of meetings of the Board of Directors of each of the Company and the Bank in 1995 and the committees of which he or she was a member, except Peter C. Bennett, who attended 67% of such meetings.

COMMITTEES OF THE BOARD OF DIRECTORS

     There are no standing committees of the Board of Directors of the Company. Directors of the Company are elected in accordance with the By-laws, which provide that directors may be nominated (i) by a majority of the Board of Directors or (ii) by any holder of record of any shares of the capital stock of the Company entitled to vote at the Annual Meeting of Stockholders. Any stockholder who seeks to make such a nomination must be present in person at such annual meeting and must comply with the notice provisions set forth below under "STOCKHOLDER PROPOSALS".

     The standing committees of the Board of Directors of the Bank consist of the Executive Committee, Loan Committee, Trust and Investment Committee, Audit & Risk Management Committee, Community Reinvestment Act ("CRA") Committee and the Nominating Committee.

     The Executive Committee has two principal functions: (i) to address significant corporate and management matters between meetings of the full Board of Directors; and (ii) to review and report to the Board of Directors on matters regarding compensation including executive compensation, stock options and the administration of the Employee Incentive Stock Option Plan (the "Employee Plan") and the Directors' Stock Option Plan (the "Directors' Plan"). The present members of this committee are Peter C. Bennett, Chairman, Eugene S. Colangelo,
E. Christopher Palmer, Timothy L. Vaill, and Charles O. Wood, III.

     The Loan Committee of the Bank provides a comprehensive review function (with the power to modify or disapprove) for personal and commercial loans of $500,000 or more and for all residential mortgage loans of $750,000 or more. The present members of the Loan Committee are Eugene S. Colangelo, Lynn Thompson Hoffman, Robert A. Radloff, Chairman, and Timothy L. Vaill.

     The Trust and Investment Committee of the Bank advises the Board of Directors regarding fulfilling its fiduciary responsibilities relating to operation of the Trust Department of the Bank and the administration of fiduciary accounts. The present members of this committee are Herbert S. Alexander, John M. Barry, Michael M. Davis, Kate S. Flather and E. Christopher Palmer, Chairman.

     The Audit & Risk Management Committee of the Bank arranges for suitable audits of the financial and business affairs of the Bank, reviews the results of such examinations and reports its findings to the Board of Directors of the Bank at least twice annually. The present members of this committee are Herbert S. Alexander, Chairman, Lynn Thompson Hoffman, Eugene F. Rivers, 3rd and Dr. Allen Sinai.

     The CRA Committee reports to the Bank's Board of Directors concerning compliance with state and federal laws designed to promote the financial involvement of banks in the communities in which they operate. The function of the CRA Committee is to recommend to the Board of Directors of the Bank policies and practices to assist the Bank in meeting its obligations to help meet the needs of its local communities, including low and moderate-income neighborhoods and to monitor the Bank's activities in other CRA-related areas. The present members of this committee are John M. Barry, E. Christopher Palmer, Eugene F. Rivers, 3rd, Chairman, Timothy L. Vaill and Charles O. Wood, III.

     The Nominating Committee recommends to the full Board of Directors of the Bank candidates for election as directors of the Bank. Candidates are recommended to the Nominating Committee by current members of the Board of Directors of the Bank. The present members of this committee are Peter C. Bennett, Eugene S. Colangelo, Chairman, Kate S. Flather and Charles O. Wood, III.

COMPENSATION OF DIRECTORS

     Directors of the Company, who are not full-time employees of the Company or any of its subsidiaries, receive compensation effective June 1, 1995, as follows: the Chairman of the Board receives an annual retainer fee of $3,000; each committee chairman receives an annual retainer fee of $2,500; and each other director receives an annual retainer fee of $2,000. In addition, non-employee directors receive $100 per Board and committee meeting attended.

     Directors are also eligible to receive options to purchase Common Stock under the Directors' Stock Option Plan (the "Directors' Plan"). There are 200,000 shares of common stock reserved for issuance under the Directors Plan. Annually, on or about June 1, non-employee directors are automatically granted options to purchase: 3,000 shares to the Chairman of the Board; 2,700 shares to the Chairman of the Executive Committee; and 2,400 shares for each other non-employee director.

THE DIRECTORS' PLAN

     The Directors' Plan became effective on March 31, 1993, with 90,000 shares of the Common Stock reserved for issuance thereunder. In 1995, the Directors' Plan was amended to provide for an additional 110,000 shares of Common Stock to be reserved for issuance thereunder. Pursuant to the terms of the Directors' Plan, the exercise price of an option may not be less than 100% of the fair market value of the Common Stock at the time the option is granted. All options granted under the Plan shall be Non-Qualified Stock Options not entitled to special tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended. Stock options granted under the Directors' Plan will be exercisable not earlier than one year and not later than ten years after the date they are granted.

                    INFORMATION REGARDING EXECUTIVE OFFICERS

     The following table lists the name, age, and position of each executive officer of the Company.
       NAME                     AGE                   POSITION
       ----                     ---                   --------
Timothy L. Vaill..............  54      President, Chief Executive Officer and
                                        Director
James D. Henderson............  55      Executive Vice President, Investment
                                        Management & Trust
Kevin T. Bottomley............  43      Executive Vice President and Chief Lending
                                        Officer
Amy E. Hunter.................  36      Executive Vice President, Residential Mortgage

Albert R. Rietheimer..........  39      Senior Vice President and Chief Financial
                                        Officer
Mark D. Thompson..............  39      Executive Vice President and Treasurer

     The principal occupation and business experience during the last five years
(5) of each of the executive officers of the Company is as follows:

     James D. Henderson. Mr. Henderson joined the Company in 1994 as Executive Vice President in charge of the Bank's Investment Management and Trust area. From the early 1980's until joining the Company, Mr. Henderson was Managing Director of Freedom Capital Management Corporation.

     Kevin T. Bottomley. Mr. Bottomley joined the Company in 1990 as Chief Lending Officer. From 1986 until 1990, Mr. Bottomley was a senior executive heading up the Private Client, Consumer Loan and Merchant Card Department at United States Trust Company.

     Amy E. Hunter. Ms. Hunter has been with the Company since its inception in 1987. She is an Executive Vice President with responsibility for the Bank's residential mortgage business. Prior to joining the Company, Ms. Hunter was a mortgage originator at Boston Safe Deposit & Trust Company.

     Mark D. Thompson. Mr. Thompson joined the Company in 1994 as Executive Vice President and Treasurer in charge of the Bank's Deposit Management & Treasury Division. From 1987 until the 1994, Mr. Thompson was a founding senior officer of Wainwright Bank and Trust Company.

     Albert R. Rietheimer. Mr. Rietheimer joined the Company in 1995 and was appointed Senior Vice President and Chief Financial Officer responsible for the overall management of the finance and operations area of the Company. Previously, Mr. Rietheimer was employed for the past 15 years at the Nashua, New Hampshire-based NFS Financial Corporation, where he was Treasurer and Chief Financial Officer.

     Pursuant to the By-laws, the President, the Treasurer and the Clerk of the Company shall each hold office until the first meeting of the directors following the next annual meeting of stockholders, or any special meeting held in lieu thereof. Other officers shall hold office for such term, unless a shorter term is specified in the vote choosing or appointing them.

                       COMPENSATION OF EXECUTIVE OFFICERS

     Summary Compensation. The following table sets forth information concerning the compensation earned during each of three (3) fiscal years ended December 31, 1995, 1994 and 1993, respectively, paid to the Company's Chief Executive Officer and the four other most highly compensated executive officers of the Company. No officer earned in excess of $1,000,000 for the periods indicated.

                                                                               LONG-TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                 OTHER         SECURITIES
                                                                 ANNUAL        UNDERLYING        ALL OTHER
NAME AND PRINCIPAL POSITION   YEAR   SALARY($)   BONUS($)   COMPENSATION($)    OPTIONS(#)     COMPENSATION($)
---------------------------   ----   ---------   --------   ---------------   ------------    ---------------
            (A)               (B)       (C)        (D)            (E)              (G)              (I)
Timothy L. Vaill............  1995    195,000     75,550(1)          --           20,400           2,925(2)
President and CEO             1994    185,000     65,000             --           30,300           1,850(2)
                              1993    175,000     24,600             --          130,752          24,000(3)

James D. Henderson..........  1995    150,000     20,400(1)      55,000(4)         7,800           4,500(2)
Executive Vice President      1994    125,000     30,000         45,000(4)        35,100              --

Kevin T. Bottomley..........  1995    131,256     30,700(1)      18,720(4)         8,000           1,313(2)
Executive Vice President      1994    125,000     20,000             --           17,000           1,250(2)
and Chief Lending Officer     1993    117,975     11,200             --            2,500              --

Amy E. Hunter...............  1995     80,000     15,700(1)      18,537(4)         8,000           2,400(2)
Executive Vice President

Mark D. Thompson............  1995    120,000     20,400(1)      35,140(4)         7,800           2,700(2)
Executive Vice President      1994    105,385     15,000         40,000(4)        20,100              --
and Treasurer

---------------
(1) Includes Company-wide Longevity Bonus Award of $700 to Mr. Bottomley and Ms. Hunter, $400 to Messrs. Henderson and Thompson, and $550 to Mr. Vaill.

(2) Represents contributions made to the executive by the Company under its 401(k) plan.

(3) Represents a payment of $24,000 to Mr. Vaill pursuant to the original employment agreement between Mr. Vaill and the Company.

(4) Represents payment pursuant to an individual incentive program developed for the executive based upon the achievement of certain enumerated goals.

     Option Grants.  The following table sets forth information concerning the individual grants of options to purchase Common Stock to the named executive officers during the fiscal year ended December 31, 1995.
                                                        PERCENT OF
                                    NUMBER OF         TOTAL OPTIONS
                                    SECURITIES          GRANTED TO        EXERCISE
                                UNDERLYING OPTIONS      EMLOYEES IN        OR BASE
            NAME                    GRANTED(#)          FISCAL YEAR      PRICE($/SH)      EXPIRATION DATE
            ----                ------------------     -------------     -----------      ---------------
             (A)                       (B)                  (C)              (D)                (E)
                                      <C
Timothy L. Vaill(1)...........        20,000               19.12            2.75          January 18, 2005
Timothy L. Vaill(2)...........           400                 .382           3.875        December 13, 2005
James D. Henderson(1).........         7,500                7.17            2.75          January 18, 2005
James D. Henderson(2).........           300                 .286           3.875        December 13, 2005
Kevin T. Bottomley(1).........         7,500                7.17            2.75          January 18, 2005
Kevin T. Bottomley(2).........           500                 .478           3.875        December 13, 2005
Amy E. Hunter(1)..............         7,500                7.17            2.75          January 18, 2005
Amy E. Hunter(2)..............           500                 .478           3.875        December 13, 2005
Mark D. Thompson(1)...........         7,500                7.17            2.75          January 18, 2005
Mark D. Thompson(2)...........           300                 .286           3.875        December 13, 2005

---------------
(1) These options vest annually in equal installments over the three year period ending January 18,1998.

(2) These options vest on December 13, 1996, one year from the date of grant.

     Option Exercises and Holdings. The following table sets forth information concerning each exercise of options to purchase Common Stock during the fiscal year ended December 31, 1995, by each of the named executive officers and the fiscal year-end number and value of unexercised options to purchase Common
Stock.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES
                                                                NUMBER OF                 VALUE OF UNEXERCISED
                          SHARES                         UNEXERCISED OPTIONS AT           IN-THE-MONEY OPTIONS
                        ACQUIRED ON        VALUE           FISCAL YEAR END(#)            AT FISCAL YEAR END($)
        NAME            EXERCISE(#)     REALIZED($)     EXERCISABLE/UNEXERCISABLE     EXERCISABLE/UNEXERCISABLE(1)
        ----            -----------     -----------     -------------------------     ----------------------------
         (A)                (B)             (C)                    (D)                            (E)
Timothy L. Vaill......      --              --                118,364/63,088                 $191,912/87,204
James D. Henderson....      --              --                 19,475/23,425                   19,475/23,125
Kevin T. Bottomley....      --              --                 18,500/15,000                   13,906/14,969
Amy E. Hunter.........      --              --                  6,000/ 6,250                    3,281/ 5,844
Mark D. Thompson......      --              --                 11,975/15,925                   11,975/15,625

---------------
(1) Based on the closing bid price of $3.75 on the NASDAQ SmallCap Market on December 29, 1995. Unless exercised, options expire ten years from the date granted.

THE EMPLOYEE PLAN

     The Employee Plan became effective on July 1, 1988, with 300,000 shares of the Common Stock reserved for issuance thereunder. In 1994, the Employee Plan was amended to provide for an additional 300,000 shares of Common Stock to be reserved for issuance thereunder. Pursuant to the terms of the Employee Plan, the exercise price of an option may not be less than 100% of the fair market value of the Common Stock at the time the option is granted. Options granted under the Employee Plan are intended to qualify as "incentive stock options" under Section 422A of the Code. The Employee Plan is administered by the Board of Directors, which is empowered to issue options pursuant to this plan at such times as it deems appropriate and which determines the employees to be granted options, the number of options to be granted, the number of shares subject to each option, the option price, the time periods during which options are exercisable (no more than ten (10) years from the date of grant) and regulations for the administration of the

Employee Plan. Options granted under such plan are generally not immediately exercisable in full, but rather the right to exercise such options accrues incrementally over time, generally, within three (3) years.

EMPLOYMENT CONTRACT

     The Company and the Bank entered into an Executive Employment Agreement effective January 1, 1996 (the "Employment Agreement") to extend, amend and restate the terms of Mr. Vaill's existing employment agreement, which expired in accordance with its terms on December 31, 1995. The Employment Agreement provides for a three-year term which expires December 31, 1998, a term which is extended by one year each December 31st, beginning in 1996, unless the Company provides thirty days' prior written notice to the contrary to Mr. Vaill. Notwithstanding the foregoing, the Company may terminate the Employment Agreement for cause (as defined in the Agreement). If the Company terminates the Employment Agreement without cause, Mr. Vaill will be entitled to receive, among other things, his base salary for the remainder of the term plus a pro-rata bonus for the year in which the termination occurs. If Mr. Vaill terminates his employment for good reason (as defined in the Agreement) within three years following a change in control (as defined in the Agreement), Mr. Vaill will be entitled to receive a payment based on his average annual compensation for the five years preceding the change in control, provided that the Company will not be required to make any payment to the extent such payment would constitute a "parachute payment" within the meaning of Section 280G(b)(2) of the Internal Revenue Code of 1986, as amended. The Employment Agreement also provides (i) that upon any voluntary termination by Mr. Vaill of his employment (other than with good reason), he shall not be employed by any significant competitor of the Company or the Bank (as defined in the Agreement) for two years following such termination and (ii) that Mr. Vaill shall not disclose any confidential information obtained by him during his employment. Mr. Vaill's initial base salary under the Agreement is $215,000. Mr. Vaill is also eligible to receive stock options under the Employee Incentive Plan and certain incentive payments directly tied to the profit performance of the Company and the Bank.

                             PRINCIPAL STOCKHOLDERS

     The following table sets forth certain information as of the Record Date regarding (i) the security holdings of each person, including any group of persons, known by the company to be the beneficial owner of five percent or more
(5%) of the outstanding Common Stock, (ii) the ownership interest in the Common
Stock of each director of the Company and each named executive officer of the Company in the Common Stock and (iii) the ownership interest of all directors and executive officers of the Company, as a group. Except as indicated in the notes following the table below, each person or group has sole voting and investment power with respect to all shares of Common Stock listed.

                                                                  AMOUNT AND NATURE
                                                                    OF BENEFICIAL        PERCENT OF
                    NAME OF BENEFICIAL OWNER                            OWNER             CLASS(1)
                    ------------------------                      -----------------      ----------
OWNERSHIP OF 5% OR MORE
Wood Investment Partners(2).....................................        455,000(3)           7.87
  273 Lincoln Way East
  Chambersburg, PA 17201

OWNERSHIP BY DIRECTORS AND EXECUTIVE OFFICERS
  Herbert S. Alexander..........................................         36,065(4)(5)           *
  John M. Barry.................................................         91,076(4)           1.57
  Peter C. Bennett..............................................         74,700(6)           1.29
  Eugene S. Colangelo...........................................         63,599(4)(7)        1.10
  Michael M. Davis..............................................          6,400(8)              *
  Kate S. Flather...............................................          5,000(9)              *
  Lynn Thompson Hoffman.........................................          7,400(8)              *
  E. Christopher Palmer.........................................         36,400(4)              *
  Robert A. Radloff.............................................         25,400(4)              *
  Eugene F. Rivers, 3rd.........................................          5,684(4)              *
  Allen Sinai...................................................          4,900(8)              *
  Charles O. Wood, III..........................................        455,000(3)           7.87
  Timothy L. Vaill..............................................        242,072(10)(11)      4.07
  James D. Henderson............................................         31,975(12)             *
  Kevin T. Bottomley............................................         28,075(13)             *
  Amy E. Hunter.................................................         11,713(14)             *
  Albert R. Rietheimer..........................................          1,875(15)             *
  Mark D. Thompson..............................................         24,725(16)             *

ALL DIRECTORS AND EXECUTIVE OFFICERS AS A GROUP (18 PERSONS)....      1,152,059(17)         18.94

---------------
  *  Represents less than 1%

 (1) As calculated pursuant to Rule 13d-3 promulgated under the Securities Exchange Act of 1934.

 (2) Wood Investment Partners is a Pennsylvania general investment partnership, of which Mr. Wood is the managing partner. Includes 5,000 shares subject to options which are currently exercisable granted to Mr. Wood pursuant to the Directors' Plan.

 (3) Includes (i) 5,000 shares subject to options which are currently exercisable granted to Mr. Wood pursuant to the Directors' Plan and (ii) 450,000 shares owned by Wood Investment Partners, of which Mr. Wood is the managing partner.

 (4) Includes 4,400 shares subject to options which are currently exercisable granted pursuant to the Directors' Plan.

 (5) Includes 4,125 shares owned by Mr. Alexander's wife and 760 shares owned by Mr. Alexander's two children. Mr. Alexander disclaims beneficial ownership of all such shares.

 (6) Includes 4,700 shares subject to options which are currently exercisable granted to Mr. Bennett pursuant to the Directors' Plan.

 (7) Includes 6,766 shares owned by Mr. Colangelo's wife and 16,236 shares owned by two of Mr. Colangelo's children. Mr. Colangelo disclaims beneficial ownership of all such shares.

 (8) Includes 2,400 shares subject to options which are currently exercisable granted pursuant to the Directors' Plan.

 (9) Includes 3,400 shares subject to options which are currently exercisable granted to Ms. Flather pursuant to the Directors' Plan.

(10) Includes 3,000 shares owned by Mr. Vaill's children. Mr. Vaill disclaims beneficial ownership of all such shares.

(11) Includes 162,302 shares subject to options which are currently exercisable granted to Mr. Vaill pursuant to the Employee Plan.

(12) Represents 31,975 shares subject to options which are currently exercisable granted to Mr. Henderson pursuant to the Employee Plan.

(13) Includes 26,375 shares subject to options which are currently exercisable granted to Mr. Bottomley pursuant to the Employee Plan.

(14) Includes 9,813 shares subject to options which are currently exercisable granted to Ms. Hunter pursuant to the Employee Plan. Also includes 600 shares owned by Ms. Hunter's husband. Ms. Hunter disclaims beneficial ownership of all such shares.

(15) Represents 1,875 shares subject to options which are currently exercisable granted to Mr. Rietheimer pursuant to the Employee Plan.

(16) Includes 20,725 shares subject to options which are currently exercisable granted to Mr. Thompson pursuant to the Employee Plan.

(17) Includes an aggregate of 299,765 shares subject to options which are currently exercisable granted pursuant to the Employee Plan and the Directors' Plan.

In Fiscal Year 1995, Messrs. Davis and Rietheimer inadvertently failed to file a Form 3 with respect to their status as a Director or Executive Officer of the Company. Further, each of the Company's Directors and Executive Officers inadvertently failed to file a Form 5 with respect to beneficial ownership of the Company's Common stock upon being awarded options by the Company. Each of these individuals subsequently filed the required forms.

                              CERTAIN TRANSACTIONS

     The Bank originated a loan to Peter C. Bennett, a director of the Company and the Bank. Mr. Bennett refinanced in February 1994, and this loan was rewritten in the amount of $293,000. At December 31, 1995, the outstanding balance remains $293,000. The loan is a first mortgage loan on Mr. Bennett's primary residence, was made in the ordinary course of business under normal credit terms, including interest rates and collateralization prevailing at the time for comparable transactions with other persons, and does not represent more than normal credit risk.

                            SOLICITATION OF PROXIES

     The cost of solicitation of proxies in the form enclosed herewith will be borne by the Company. In addition to the solicitation of proxies by mail, the Company's regular employees may also solicit proxies personally or by telephone. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them. Such custodians will be reimbursed for their expenses.

                              INDEPENDENT AUDITORS

     The Company has selected KPMG Peat Marwick LLP as the independent auditors for the Company for the fiscal year ending December 31, 1996. The firm of KPMG Peat Marwick LLP has served as the Company's and the Bank's independent auditors since 1987. A representative of KPMG Peat Marwick LLP will be present at the Meeting, will be given the opportunity to make a statement if such representative so desires and will be available to respond to appropriate questions.

                                 OTHER MATTERS

     As of the date of this Proxy Statement, the Board of Directors is not aware of any other matters to be considered at the Meeting. If any other matters properly come before the Meeting, the proxies will be voted in accordance with the best judgment of the proxy holders.

     A summary of the proceedings of the 1996 Annual Meeting of Stockholders will be available after July 1, 1996, to any stockholder upon request to the Clerk and upon payment of $10.00 to cover the cost of postage and production.

                             STOCKHOLDER PROPOSALS

     Any stockholder desiring to present a proposal for inclusion in the Company's proxy statement in connection with its 1997 annual meeting of stockholders must submit the proposal so as to be received by the clerk of the Company at the principal executive offices of the company located at Ten Post Office Square, Boston, Massachusetts 02109, not later than December 16, 1996. In addition, in order to be included in the proxy statement, such a proposal must comply with the requirements as to form and substance established by applicable laws and regulations.

     Stockholders wishing to present business for action at the 1997 annual meeting, other than for proposals to be included in the Proxy Statement, or to nominate directors for election at a meeting of the Company's stockholders, must do so in accordance with the By-laws. The By-laws provide, among other requirements, that in order to be presented at an annual meeting, such stockholder proposals or nominations may only be made by holders of record who shall have given notice of such proposals or nominations and any other required information to the Company no earlier than January 18, 1997, and no later than March 18, 1997.

                         BOSTON PRIVATE BANCORP, INC.
                            TEN POST OFFICE SQUARE
                               BOSTON MA 02109

The undersigned hereby constitutes and appoints Mark D. Thompson and Ana E. Steele, and each of them, as proxies of the undersigned (the "Proxies"), each with full power to appoint his or her substitute, and hereby authorizes each of them to represent and to vote all the shares of common stock of Boston Private Bancorp, Inc. (the "Corporation") held of record by the undersigned on March 15, 1996, at the Annual Meeting of Stockholders to be held on Wendesday, May 15, 1996 at 2:00 p.m., Boston time, or any adjournments or postponements thereof.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES FOR CLASS II DIRECTORS LISTED IN PROPOSAL 1, AND IN THEIR DISCRETION, THE PROXIES ARE EACH AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. A STOCKHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS NEED ONLY SIGN AND DATE THIS PROXY AND RETURN IT IN THE STAMPED ENVELOPE PROVIDED.

The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto, the Corporation's Annual Report on form 10-KSB for Fiscal Year 1995 and the Corporation's Annual Report to Stockholders for Fiscal Year 1995 and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

--------------------------------------------------------------------------------
 PLEASE VOTE AND SIGN ON OTHER SIDE AND RETURN PROMPTLY IN ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

Note: Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign partnership name by authorized person.
--------------------------------------------------------------------------------

                          HAS YOUR ADDRESS CHANGED?

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

/X/ PLEASE MARK VOTES
    AS IN THIS EXAMPLE
                                                With-  For All
                                          For   hold   Except
1. Election of Class II Directors.        / /    / /    / /

   NOMINEES:  PETER C. BENNETT
              E. CHRISTOPHER PALMER
              ROBERT A. RADLOFF

   If you wish to withhold your vote from any of the nominees listed above, mark the "For All Except" box and strike a line through the name of the nominee(s) from whom you wish to withhold your vote.

RECORD DATE SHARES:


                                             --------------------
Please be sure to sign and date this Proxy.  Date
-----------------------------------------------------------------


---Shareholder sign here----------------Co-owner sign here-------


                                             For  Against  Abstain
2. To consider and act upon any other        / /    / /      / /
   matter which may properly come before
   the Meetings or any adjournment or
   postponement thereof.



   Mark box at right if you plan to attend the Meeting.     / /

   Mark box at right if address change has been noted on    / /
   the reverse side of this card.


DETACH CARD

                         BOSTON PRIVATE BANCORP, INC.

Dear Shareholder:

Please take note of the important information enclosed with this Proxy Ballot.

Your vote counts, and you are strongly encouraged to exercise your right to vote your shares.

Please mark the boxes on the proxy card to indicate how your shares shall be voted. Then sign the card, detach it and return your proxy vote in the enclosed postage paid envelope.

Your vote must be received prior to the Annual Meeting of Stockholders, May 15, 1996.

Thank you in advance for your prompt consideration of these matters.

Sincerely,


Boston Private Bancorp, Inc.